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                                                                    EXHIBIT 21.1


                         Subsidiaries of the Registrant


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
                              Name of Subsidiary                                State of Organization
                              ------------------                                ----------------------
          National Bank of Commerce of Birmingham..........................     National Bank
               NBC Securities, Inc.........................................     Alabama
               NBC Investments, Inc........................................     Nevada
               NBC Joint Ventures, Inc.....................................     Alabama

          Bank of Dadeville................................................     Alabama
               Ashland Insurance, Inc......................................     Alabama
               TBD Investments, Inc........................................     Nevada

          Alabama Exchange Bank............................................     Alabama
               Tuskegee Loan Company, Inc..................................     Alabama
               AEB Investments, Inc........................................     Nevada

          First Gulf Bank..................................................     Alabama

          First Citizens Bank..............................................     Alabama
               Clay County Finance Company, Inc............................     Alabama
               FCB Investments, Inc........................................     Nevada

          First American Bank..............................................     Alabama
               Corporate Billing, Inc......................................     Alabama
               FAB Investments, Inc........................................     Alabama
               Rankin Insurance, Inc.......................................     Alabama

          Citizens & Peoples Bank, National Association....................     National Bank

          Public Bank......................................................     Florida

          Georgia State Bank...............................................     Georgia

          Community Bank of Naples, National Association...................
               CBN Investments, Inc........................................     National Bank
                                                                                Nevada

          Peoples State Bank of Groveland..................................     Florida
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